Exhibit 99.1

Victory Capital Launches Alternative Investments Platform with Acquisition of New Energy Capital Partners

SAN ANTONIO--(BUSINESS WIRE)--September 13, 2021--Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital” or the “Company”) today announced that its wholly owned operating subsidiary Victory Capital Management Inc. has reached a definitive agreement to acquire 100% of New Energy Capital Partners (“NEC”).

NEC will become Victory Capital’s 11th Investment Franchise and represents the Company’s first Franchise focusing exclusively on alternative investments. Founded in 2004 and based in Hanover, New Hampshire, NEC is a leading alternative asset management firm focused on debt and equity investments in clean energy infrastructure projects and companies. The transaction is expected to close during the fourth quarter of 2021 and be immediately accretive to Victory Capital’s earnings.

David Brown, Chairman and CEO of Victory Capital, said, “Launching an alternative investment platform creates an additional path for future growth. The same principles that have led to success in our traditional asset management business will guide the strategy for this part of our business. This includes adding autonomous Investment Franchises, with excellent investment performance track records and managing strategies designed to add value to client portfolios. Our operating and distribution infrastructure will support these Investment Franchises to allow them to stay focused on managing assets and serving clients.

“NEC perfectly embodies all of the characteristics we seek, and we particularly like their specialization in clean and renewable energy, which is a fast-growing market segment.”

With four active private closed-end funds, NEC is invested across both debt and equity instruments and has a diverse investor base of limited partners representing a mix of institutional investors including endowments, foundations, insurance companies, pension plans, health systems, government entities and family offices. With a broadly diversified portfolio of projects, spanning multiple energy markets and geographic jurisdictions, NEC generates returns that are uncorrelated with commodity exposure and traditional energy investments. NEC’s investment process will be unchanged and allow for continued long-term investment excellence.

“We are very excited to be partnering with an industry leader—Victory Capital—to enhance operating support and accelerate our growth trajectory,” said Scott Brown, Founder and CEO of NEC. “Following the transaction’s close, we look forward to benefiting from Victory Capital’s well-established distribution capabilities.

“Since we launched our first fund 17 years ago, the clean energy sector has substantially matured. Technology advancements have led to material declines in production costs and the industry’s economics have now reached a tipping point. This—coupled with increasing attention on climate change and rapidly evolving government standards—bodes well for solar, wind, and hydro technologies to increase their respective shares of the growing electrical generation market.”

In 2020, projects funded by NEC offset more than 4.4 million metric tons of carbon dioxide equivalents. This greenhouse gas abatement equates to planting more than 73 million trees.

Closing is subject to customary approvals, conditions and consents. BofA Securities is serving as financial advisor to Victory Capital, and Willkie Farr & Gallagher LLP is serving as legal advisor to Victory Capital. UBS is serving as financial advisor to NEC, and Choate Hall & Stewart LLP is serving as NEC’s legal advisor.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include, without limitation, any statements preceded by, followed by or including words such as “target,” “believe,” “expect,” “aim,” “intend,” “may,” “anticipate,” “assume,” “budget,” “continue,” “estimate,” “future,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “will,” “can have,” “likely,” “should,” “would,” “could” and other words and terms of similar meaning or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond Victory Capital’s control such as the COVID-19 pandemic and its effect on our business, operations and financial results going forward, as discussed in Victory Capital’s filings with the SEC, that could cause Victory Capital’s actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements.

Although it is not possible to identify all such risks and factors, they include, among others, the following: reductions in AUM based on investment performance, client withdrawals, difficult market conditions and other factors such as a pandemic; the nature of the Company’s contracts and investment advisory agreements; the Company’s ability to maintain historical returns and sustain its historical growth; the Company’s dependence on third parties to market its strategies and provide products or services for the operation of its business; the Company’s ability to retain key investment professionals or members of its senior management team; the Company’s reliance on the technology systems supporting its operations; the Company’s ability to successfully acquire and integrate new companies; the concentration of the Company’s investments in long-only small- and mid-cap equity and U.S. clients; risks and uncertainties associated with non-U.S. investments; the Company’s efforts to establish and develop new teams and strategies; the ability of the Company’s investment teams to identify appropriate investment opportunities; the Company’s ability to limit employee misconduct; the Company’s ability to meet the guidelines set by its clients; the Company’s exposure to potential litigation (including administrative or tax proceedings) or regulatory actions; the Company’s ability to implement effective information and cyber security policies, procedures and capabilities; the Company’s substantial indebtedness; the potential impairment of the Company’s goodwill and intangible assets; disruption to the operations of third parties whose functions are integral to the Company’s ETF platform; the Company’s determination that Victory Capital is not required to register as an "investment company" under the 1940 Act; the fluctuation of the Company’s expenses; the Company’s ability to respond to recent trends in the investment management industry; the level of regulation on investment management firms and the Company’s ability to respond to regulatory developments; the competitiveness of the investment management industry; the dual class structure of the Company’s common stock; the level of control over the Company retained by Crestview GP; the Company’s status as an emerging growth company and a controlled company; and other risks and factors listed under "Risk Factors" and elsewhere in the Company’s filings with the SEC.

Such forward-looking statements are based on numerous assumptions regarding Victory Capital’s present and future business strategies and the environment in which it will operate in the future. Any forward-looking statement made in this press release speaks only as of the date hereof. Except as required by law, Victory Capital assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

About Victory Capital

Victory Capital is a diversified global asset management firm with $162.9 billion in assets under management as of July 31, 2021. The Company operates a next-generation business model combining boutique investment qualities with the benefits of a fully integrated, centralized operating and distribution platform.

Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors. With 10 autonomous Investment Franchises and a Solutions Platform, Victory Capital offers a wide array of investment styles and investment vehicles including, actively managed mutual funds, separately managed accounts, active ETFs, multi-asset class strategies, custom-designed solutions and a 529 College Savings Plan.

For more information, please visit www.vcm.com or follow us: Twitter and LinkedIn

About New Energy Capital

New Energy Capital is a leading alternative asset management firm which invests across the capital structures of small-and mid-sized clean energy infrastructure projects and companies.

Founded in 2004 and headquartered in Hanover, New Hampshire, NEC was one of the first investors to focus on clean energy and infrastructure assets. NEC has delivered a 17-year track record of strong performance on behalf of investors by focusing on real assets which generate stable cash flows based on long-term contracts with utilities and other creditworthy counterparties.

NEC has participated in transactions totaling more than $3 billion in total asset value. The investment team has extensive experience in all aspects of clean infrastructure investing, including evaluating energy markets, projects, and technologies; developing and financing domestic and international power generation, fuels, wastewater management, and distributed generation facilities; founding and managing renewable energy companies; and understanding the public policies that currently shape the landscape for the energy and related infrastructure markets.

Contacts

Investors:
Matthew Dennis, CFA
Chief of Staff
Director, Investor Relations
216-898-2412
mdennis@vcm.com

Media:
Tricia Ross
310-622-8226
tross@finprofiles.com